EXHIBIT 32 -- Certification of Chief Executive Officer and Chief Financial
              Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002





                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report on Form 10-QSB of Australian-Canadian Oil Royalties Ltd. (the "Company") for the quarterly period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Andre Sakhai, President and Chief Executive Officer of the Company, and Robert Kamon, Secretary and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of their knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly represents, in all material respects, the financial condition and result of operations of the Company.



November 15, 2005                          /S/ ANDRE SAKHAI
                                         --------------------------
                                         Andre Sakhai, President and
                                         Chief Executive Officer



November 15, 2005                          /S/ ROBERT KAMON
                                         --------------------------
                                         Robert Kamon
                                         Chief Financial Officer and Secretary




This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.



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